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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in this Form S-1 Registration Statement.

                                          ARTHUR ANDERSEN LLP

Richmond, Virginia
August 20, 1997